Remark Media, Inc.

NASDAQ: MARK

Investor Presentation



Forward Looking Statements

This presentation contains "forward-looking statements," as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be in the future tense, and often include words such as "anticipate", "expect", "project", "believe", "plan", "estimate", "intend", "will" and "may". These statements are based on current expectations, but are subject to certain risks and uncertainties, many of which are difficult to predict and are beyond the control of Remark Media. Relevant risks and uncertainties include those referenced in Remark Media's filings with the SEC, and include but are not limited to: its losses and need to raise capital; its ability to procure content and monetize audiences; recent and future changes in technology, services and standards; a disruption or failure of its or its vendors' network and information systems or other technology relied on by Remark Media; changes in consumer behavior, including changes in spending behavior and changes in when, where and how content is consumed; the popularity of its products and services; changes in its plans, initiatives and strategies, and consumer acceptance thereof; competitive pressures, including as a result of user fragmentation and changes in technology; changes in advertising market conditions or advertising expenditures due to, among other things, economic conditions, changes in consumer behavior, pressure from public interest groups, changes in laws and regulations and other societal or political developments; piracy and Remark Media's ability to exploit and protect its intellectual property rights in and to its content and other products; restrictions on intellectual property under agreements with third parties; challenges inherent in developing an online business; reliance on key personnel; risks of business in foreign countries, notably China and Brazil, including obtaining regulatory approvals and adjusting to changing political and economic policies; governmental laws and regulations, including unclear and changing laws and regulations related to the Internet sector in foreign countries, especially China; general industry conditions and competition; and general economic conditions, such as advertising rate, interest rate and currency exchange rate fluctuations. These risks and uncertainties could cause the company's actual results to differ materially from those expressed in or implied by the forward-looking statements, and therefore should be carefully considered. Remark Media assumes no obligation to update any forward-looking statements as a result of new information or future events or developments, except as required by law.

Overview & History

Remark Media is an innovative digital media company focused on the 18 to 34 year old demographic. Our properties deliver culturally relevant, dynamic content that attracts and engages users on a global scale. We own and operate a portfolio of assets across the following verticals:

Health & Wellness



Sharecare

Personal Finance



Banks.com

Lifestyle & Fashion



Bikini.com

Travel



Roomlia Hotel Booking App

Social Network



Project KanKan

Know-How



How Stuff Works International

Sports & Live Action



Asia: Sports & Live Action Content

2007

howstuffworks
It's good to know

How Stuff Works International*

2010



Sharecare

2012


FILE TAX RETURN!

Personal Finance

2013-2014



Millennials

*How Stuff Works International officially changed its name to Remark Media, Inc. in November 2011

Executive Officers



Kai-Shing Tao - Chairman and Chief Executive Officer, Director

- Has served in a directorship capacity for Remark Media since the Company's public listing in 2007
- Chairman and Chief Investment Officer of Pacific Star Capital Management, L.P., Prior to founding Pacific Star Capital Management, L.P., Mr. Tao was a Partner at FALA Capital Group
- Serves on the Board of Directors of Paradise Entertainment Limited (HK:1180) as Head of the Audit Committee and on the Board of Directors of Genesis Today
- Earned his undergraduate degree from the Stern School of Business at New York University



Douglas Osrow - Chief Financial Officer

- Joined Remark Media Inc. as Chief Financial Officer in the fall of 2013. Previously, he was Chief Financial Officer of Paragon Gaming
- Prior to Paragon Gaming, worked as a Vice President in the investment banking division of Citadel Securities
- Brings buy-side investment and operational experience, having worked as a Senior Analyst at Hawkeye Capital Management and as Assistant to the President at Ziff Brothers Investments, LLC
- Earned an undergraduate degree from Northwestern University and an MBA from Kellogg School of Management

Board of Directors



Theodore Botts - Director

- Has been a member of Remark Media's Board of Directors since 2007
- President of Kensington Gate Capital, LLC, a private, corporate finance advisory firm
- Previously on the Board of Directors of INTAC International and served as Chairman of the Audit Committee



William Grounds - Director

- Elected to Remark Media's Board of Directors in 2013
- Director and President of Infinity World Development Corp., an affiliate of Dubai World
- Serves on the Board of Directors of MGM Resorts International (NYSE: MGM)



Robert Goldstein - Director

- Joined Remark Media's Board of Directors in 2013
- President and Chief Operating Officer of Las Vegas Sands Corp. (NYSE: LVS)
- His primary focus is overseeing the Company's gaming operations in the United States, Macao and Singapore



Jason Strauss - Director

- Joined the Board of Directors of Remark Media in 2014
- Founding partner of the Tao Group, a global hospitality and lifestyle company specializing in offering consumers a premium nightlife experience at its various events and venues

Financial Snapshot

Financial Summary

Key Stats

Shares Outstanding 06/30/15	14.0 million
Current Market Cap	$62.8 million

Income Statement[1]

Revenue (YTD)	$1.6 million
Net Income (YTD)	($6.2 million)

Balance Sheet[1]

Cash	$0.8 million
Total Assets	$17.8 million
Total Debt	$9.7 million
Total Liabilities	$13.0 million
Total Stockholders Equity	$4.8 million
Total Liabilities and Stockholders Equity	$17.8 million

[1]As of 06/30/15

Stock Performance

Oct. 31, 2012 – Sep. 08, 2015



10
9
8
7
6
5
4
3
2
1
–
10/31/12
01/31/13
04/30/13
07/31/13
10/31/13
01/31/14
04/30/14
07/31/14
10/31/14
01/31/15
04/30/15
07/31/15

Share Price 09/08/15	$4.47
Return Since November 2012	302.7%

Remark Media

Health & Wellness



"In 2013, over 72% of internet users searched for health information online."

- Pew Research Center's Internet & American Life Project

Sharecare

Leading online health and wellness engagment platform providing "on demand" healthcare answers from an esteemed network of healthcare experts

Interactive Services

THE DR. OZ SHOW · sharecare ·



RealAge?
TAKE THE TEST

· sharecare AskMD

Relationship History

- Co-founded in 2009
- Remark Media led Sharecare's Technology Platform Development
- Remark Media owns approximately 5.2% of Sharecare's issued stock and has BOD representation

Strong Partnerships / Investors[1]

Discovery Communications · SONY make.believe · HARPO STUDIOS · Tomorrow Ventures · HEARST digital media · CLARITAS CAPITAL · NeV New Evolution Ventures · GALEN PARTNERS · Heritage Group · HMC

Compelling Information

- Developed by Dr. Mehmet Oz and WebMD Founder Jeff Arnold
- Real Age Test taken by over 40 million people
- AskMD App launched December 2013

[1]Capital IQ

Sharecare in the News

2015

- Sharecare launches AskMD for Apple Watch
- Sharecare raises $20M investment from Wellington Management Company LLP bringing total funding to $160M[1]
- Sharecare buys Feingold Technologies to develop new personalized mobile health solutions[2]
- Sharecare Acquires Behavioral Voice Analysis Technology[3]
- HCA invests in Sharecare for new patient engagement offering, innovation lab[4]

2014

- Sharecare acquires QualityHealth for its 50 million members[4]
- Sharecare to add 150 jobs; relocate HQ to Capital Grille building in Buckhead[5]
- The Unusual Thread Connecting Dr. Oz, The US Army, Eric Schmidt And Oprah: Sharecare CEO Jeff Arnold[6]
- CHE Trinity bets on WebMD creator's new platform[7]
- Unicorns in Atlanta: A Look at Atlanta's Billion Dollar Exits and Current Promising Startups[8]

2013

- Why Sharecare's AskMD launch is important for digital health[4]
- Sharecare Changes Game in Healthcare Content with AskMD[9]
- Sharecare Receives Health IT Award[10]
- Sharecare has raised $91M total for patient engagement[4]

2012

- Sharecare buys RealAge[7]
- Sharecare acquires Little Blue Book, raises $14M[4]

Sources:

[1]BusinessWire
[2]M2M Now
[3]HIT Consultant
[4]MobiHealthNews
[5]Atlanta Business Journal
[6]Forbes
[7]Modern Healthcare
[8]Atlanta Business Chronicle
[9]Content Insights
[10]Georgia Public Broadcasting

https://www.sharecare.com/static/sharecare-news

Personal Finance



"81% of college educated Millennials have at least one form of outstanding debt and 44% have more than one." – College- Educated Millennials: An Overview of Their Personal Finances

Personal Finance Portfolio

Personal Finance Sites

- Acquired Banks.com financial properties in 2012
- Acquired TaxExtension.com properties in 2014
- Relaunched Banks.com on 11/11/14
  - Focus on millennials
  - Additional rich content
  - Further optimize TaxExtension sites



Gen-Y represents almost a third of the nation's 240 million adults.
29.5 million
73 million Gen-Y adults
43.8 million
12% 18-24 years
18% 25-34 years
20% 35-44 years
20% 45-54 years
15% 55-64 years
15% 65+ years
Source: Javelin Strategy & Research

Millennials & Money

Many millennials possess low levels of financial literacy, even among highly-educated individuals, which can lead to poor personal financial practices and widespread short- and long-term debt obligations.

High-Value Properties

US TaxCenter
@www.irs.com

TaxExtension.com

bAnks.com

FileLater®
The Leader in Tax Extensions

US Tax Center at IRS.com

We are adding tax e-filing capabilities for 2016 to help customers e-file their taxes quickly and easily at US Tax Center at IRS.com

Up to Date Content

- Articles and topics added daily to keep up with the ever-changing tax environment
- Optimize SEO to maintain and improve our top positions among search engines

Looking Forward

- Continue to develop our new tax relief partnership
- Drive awareness toward our strategic partners
- Focus on forging direct relationships with our audience



US TaxCenter
FREE: E-file Your Taxes
Free Online Legal Forms
Can't Pay IRS Back Tax?
IRS Tax Relief Programs
Having Troubles with IRS?
Filing Your Taxes
Resolving Tax Issues
Tax Preparation
IRS Tax Resources
Tax Refund Center
The Latest
3 Credit Scores (Free)
QuickBooks Online
Top Tax Topics

Banks.com

New focus on aspirational, informational, trending finance, and money-related stories and news

- Original editorial content: Deep, honest, first-person perspective
- Getting social: Previously underutilized social accounts are fully integrated

Updated Content

- Article creation in line with current events and trending topics
- Site is interesting, informative and enticing

New Opportunities

- Mobile platform fully developed to provide a unique experience on various mobile devices
- Prepared for mobile traffic to surpass desktop
- Build upon current monetization platforms
- Recruit premium sponsorships within the financial space

Strategic Approach

- Leverage Remark's contacts
- Build and engage new audience
- Collaborate with peer sites and brands
- Pitch our content to the major players (e.g., Aol, Huffington Post, etc.)



Samsung Still Trying To Sell Curved TVs
NFL Fans Are Getting Screwed When It Comes To Watching Football
Owe Thousands to the IRS?



I'm A Gentrifier, And I'm Not Sorry
Soda Gets A Sin Tax In Berkeley, California
Samsung Still Trying To Sell Curved TVs

Growth Initiatives

New properties and proposed acquisitions provides investors optionality in large addressable markets

Bikini.com


Lifestyle &
Fashion

Roomlia Hotel Booking App


Travel

KanKan


Social
Network

Vegas.com[1]


Travel &
Entertainment
VEGAS.COM

[1]The proposed acquisition of Vegas.com has not been completed. Completion of the acquisition is subject to the satisfaction of the terms and conditions of the Unit Purchase Agreement, dated August 18, 2015, by and among the parties, the full text of which has been filed with the SEC. Currently, we expect to complete the acquisition on or about September 25, 2015.

Lifestyle & Fashion



"The Millennial generation's purchasing power is $600 billion per year and is expected to reach $1.4 trillion by 2020. " – ComScore

Bikini.com

A luxury beach lifestyle media channel for the 18 to 34 year old female Millennial generation

- Original Editorial & Video: Spanning fashion, beauty, travel, food & fitness, and events
- Ecommerce: Curated swimwear boutique with over 30 designer brands

Beach Lifestyle Vertical

- Global swimwear market to reach $17.6 billion by end of 2015
- Key Growth Driver: Swimwear's shift from niche market to trending fashion category

Millennial Audience

- Over 1/3 of the US adult population are "Millennials"
- Largest purchasers of fashion apparel and consumers of online video content
- Seek relevancy, authenticity, and shareability in their consumer experiences

Strategic Approach

- Focus on elevating awareness of luxury beach lifestyle
- Leverage first-to-market competitive advantage
- Attract brand sponsorships with quality, engaging video content


BIKINI.COM
ENDLESS SUMMER
BACHELOR IN PARADISE
KYLIE IN THE NYT
STAFF FAVE
SHOP NOW


DAY to NIGHT
STYLE GUIDE

Bikini.com

The Mobile Experience

Millennials on Mobile

- 80% of consumers own smart phones
- More likely to use smartphones and tablets than desktops when at home
- Own multiple connected devices and comfortable with multitasking
- Drawn to innovative visual and auditory experiences

Video Channel

Launched June 2015:

- Leading influencers & trendsetter profiles
- Style & beauty how- to's
- Straight from the runway fashion coverage
- Health-conscious food and fitness content
- Aspirational travel segments

Landing Page


BIKINI.COM
LIFESTYLE
SHOP
FASHION WEEK
NEW YORK
STUNNING POOLS

Shop Page


BIKINI.COM
LIFESTYLE
SHOP
FREE SHIPPING OVER $50
NEW ARRIVALS
COLLECTIONS
DESIGNERS
STYLES

Travel


The Hotel Booking App That Will Change Everything!
-Yahoo Travel
[r]
roomlia
New York City
Park Central
$200
Hotel Hugo
$276
Release to book
$159
Marrakech Hotel
$202
Download on the
App Store
GET IT ON
Google play

"Mobile travel sales are forecasted to grow from $16.4 billion in 2013 to $64.7 billion in 2018, an annual compound growth rate of 37.4%" – eMarketer

Mobile Travel Growth

Primary Focus on Mobile

Mobile Ascendancy

- Nearly all growth in online travel attributable to mobile
- Key driver: last-minute mobile travel bookings
- From 2014 to 2018, mobile's share of digital travel sales will increase from 18% to 37%[1]

[1] eMarketer.com

Strategic Acquisition

- May 2014: Hotelmobi Acquisition
- Cutting-edge hotel mobile application company
- Founded by former Expedia lodging executives Michael Reichartz and Jim Ferguson
- Career highlights include leading the team with the highest market share in the industry for an Online Travel Agency (OTA)

US Digital Travel Sales, by Channel, 2012-2018

billions and % change



$126.26
$8.00
$118.26
$136.36
$16.36
$119.99
$145.22
$26.14
$119.08
$153.21
$36.77
$116.44
$160.87
$46.65
$114.22
$168.11
$55.47
$112.63
$174.83
$64.69
$110.14
2012
2013
2014
2015
2016
2017
2018

% change

	2012	2013	2014	2015	2016	2017	2018
Desktop	7.0%	1.5%	-0.8%	-2.2%	-1.9%	-1.4%	-2.2%
Mobile	134.0%	104.5%	59.8%	40.7%	26.9%	18.9%	16.6%
Total	10.8%	8.0%	6.5%	5.5%	5.0%	4.5%	4.0%

Note: includes leisure and unmanaged business travel sales booked via any device; numbers may not add up to total due to rounding
Source: eMarketer, April 2014

172933 www.eMarketer.com

The Roomlia App

Disruptive Technology

- Simplified "Swipe and Tap" feature
- Ability to book for the next 7 days, not just tonight
- Launching ability to book 365 days with multiple room types in Q4
- Proprietary technology and competitive pricing
- US Launch: Currently in over 100 markets and growing rapidly
- Plan to expand Internationally during 2016

City List


Cities
You Are Here
Las Vegas
From $30
Recently Browsed
New York
From $99
San Francisco
From $129
UNITED STATES
Las Vegas
From $30
New York
From $79
San Francisco
From $129
Austin
Coming Soon
Boston
Coming Soon
Chicago
Coming Soon

Hotel List


Las Vegas
Caesars Palace
The Strip
$149
Hard Rock Hotel
Off Strip
$66
Paris Las Vegas
The Strip
$129
Riviera Hotel And
The Strip
TUE 5/13
WED 5/14
1 night

Hotel Info


Caesars Palace
Caesars Palace
3570 S Las Vegas Blvd, Las Vegas, Nevada 89109
A tribute to the opulence of Rome, this Las Vegas Strip resort is buffered from crowds by a vast open-air plaza. Entertainers dazzle nightly: Elton John and Céline Dion join the list of talent that has been the benchmark of Caesar's Palace since its
BOOK NOW
$287
5 nights
TUE 5/13
SUN 5/18

Check Out


Caesars Palace
The Strip
Check in:
Monday, 5/12/14
Check out:
Tuesday, 5/13/14
Price Per Night:
$149.00
Taxes:
$0.00
Total:
$149.00
Resort Fee:
$0.00
John Doe
Card with *4444
SUBMIT RESERVATION

With the Right Awareness We Can Scale Quickly

- HBSI ~ Certified on 7.11.14 (Las Vegas hotel supply)
- EZYield ~ Certified on 8.15.14 (access to 4,000 hotels)
- eRevMax ~ Certified on 11.10.14 (access to 8,000 hotels)
- SiteMinder ~ Certified on 12.17.14 (access to 14,000 hotels in 137 countries)
- SynXis ~ Certified on 01.14.15 (access to 14,700 hotels in over 75 countries)
- RateGain ~ Certified 5.26.15 (access to 12,000 hotels in 16 countries
- DerbySoft ~ Certification in progress and access to all major chains


AT&T
10:10 AM
91%
New York City
by distance
Hilton New York
Chelsea
$179
one night $139
Crowne Plaza
Times Square
one night $249
The Manhattan at
Times Square
one night $178
WestHouse New
Broadway
$295
one night $275
SUN 8/10
to
MON 8/11
1 night

How Exclusive Rates Are Discovered

Step 1


New York City
Park Central
Midtown
$149
Hotel Hugo
SoHo
$229
ROW NYC
Times Square
$159
Marrakech Hotel NY
Upper West Side
$160
1 night

City & dates chosen by the consumer

Step 2


Marrakech Hotel NYC
Marrakech Hotel NYC
2688 Broadway, New York City, New York 10025
Enjoy the rich, colorful ambience of Morocco, but with the best of the Upper West Side right out the front door. Treat yourself to amenities like free Wi-Fi, flat-screen TVs, and deluxe bath amenities.
Hotel
• 130 rooms
• Check-in: 3 p.m.
• Check-out: 11 a.m.
• Free Wi-Fi
BOOK NOW
$160
1 night

Consumer views a property

Step 3


Exclusive Rate
Because of the other hotels you viewed, this hotel would like to offer their lowest rate.
Hotel Vetiver - Lo
Long Island City
$66
This rate is the lowest anywhere. If you find a lower rate for this stay, your first night at the hotel is on us.
$336

If the consumer reverts back to the hotel list a competing hotel may offer an exclusive

Step 4


New York City
$159
Marrakech Hotel N
Upper West Side
$160
Hotel Vetiver - Long
Long Island City
$66
WestHouse New Y
Broadway
$336
Crowne Plaza Time
Times Square
1 night

Exclusive rate is shown in a different color for ease of discovery

RemarkMedia

Social Network



KanKan

- We believe that KanKan is the first global aggregator of social media
- Find friends, connect, & post across all major social media platforms
- Map-based social posts based on location, time, relevancy and preferences
- Tap into friends' circles across social networks



- Users currently utilize accounts across multiple platforms
- KanKan users can access social media posts from all social networks
- With one click, KanKan users can interact with any social network
- KanKan users can view all their friends' feeds across all social networks

Instagram: 300M Monthly Users

facebook: 1.2B+ Monthly Users

renren: 219M Monthly Users

WeChat: 468M Monthly Users

QQ tencent.com: 820M Monthly Users

新浪微博 weibo.com: 156M Monthly Users

KanKan Functionality



Optimize Social Media Experience

- KanKan is a super meta network that crosses all social network boundaries
- A Weibo user can "talk" to an Instagram user
- KanKan connects users from all major social networks in China, US, South America, Europe



Discover Friends

- Users can point their phone at a specific location, or in a general direction and discover friends based on shared locations
- Users can see not only friends nearby, but who may be in the area in the future
- Users can discover friends based on mutual interests (e.g. favorite restaurants, or nightlife)
- Users can expand their social circles by seeing friends from their friends' social circle



Location Based Content

- View location-based pictures posted by your friends from any social media networks (e.g. posts from Paris, France)
- "HotSpots" in KanKan offers pictures down to the smallest radius, by time and event (e.g. World Cup in 2014)
- KanKan's algorithm displays content by; relevance, preference, your social circles, and categories


2015-1-16

"Go Back in Time"

- Users will be able to "go back" to any time at any location to see what they have missed or just revisit events which happened in the past
- KanKan organizes the social content based on time and location and presents the relevant historical posts to its users via KanKan Time Machine
- The calendar dial pad makes the time travel in social space fun and easy

KanKan

A personalized and interactive lifestyle mobile app that connects content to commerce.
Our trending section is a curated collection of visual inspirations stemming from all major social platforms

Integrated Data	• 900M active user profiles • 6B+ social images • 10B+ social posts
Targeted Market	• Insights on social media users including past posts, likes, friend circles, and locations across all networks • Ads or campaigns post mortem for social coverage, conversations, speed, and duration • Brand perception management conversation by demographic
Image Recognition Tool	• Ability to analyze and identify brands from images adding dimensional layers of time and location • Businesses have access to a deeper understanding of their consumers


Trending
Feeds
Concerts
Vegas
| 10 Things Off the Beaten Path|
Social Hub
Guide

Vegas.com


VEGAS.COM

Millennial travelers to Las Vegas tend to be entertainment focused rather than gaming focused.

Vegas.com

Leading travel and entertainment platform

VEGAS.COM

Key Highlights

- LTM gross bookings in excess of $250 million
- Enjoys approximately 12-16% of show ticket market share
- Leading hotel distributor
- 3.4 million visitors per month and growing
- Recent focus maximizing advertising revenue


vegas.com
VEGAS.COM
SEARCH
LE RÊVE - THE DREAM
SAVE
$22
Per Ticket
BUY NOW
SHOWS
HOTELS
ATTRACTIONS

Terms of Proposed Acquisition[1]

- $15.5 million in cash
- $9.5 million in Remark Media common stock
- $10.0 million in warrant value
- Up to a $3.0 million earn out
- Total consideration $35.0 - $38.0 million

[1]The proposed acquisition of Vegas.com has not been completed. Completion of the acquisition is subject to the satisfaction of the terms and conditions of the Unit Purchase Agreement, dated August 18, 2015, by and among the parties, the full text of which has been filed with the SEC. Currently, we expect to complete the acquisition on or about September 25, 2015.

Vegas.com

Initial Opportunities Post Acquisition

- Expand into a digital media platform
- Establish more strategic partnerships and sponsorships
- Market and grow the emerging advertising platform
- Integrate roomlia's hotel expertise into the already dominant ticketing platform
- Develop strategies for international tourism markets
- Expand nightclub and entertainment platform


$22
$90

Other Business Units

Know-How: International

Remark Media has exclusive digital publishing rights to all translated and localized content for How Stuff Works in China and Brazil

BoWenWang – How Stuff Works China
www.bowenwang.com.cn

- 358,000 monthly unique visitors
- 94% new and 6% returning visitors
- 416,000 average monthly page views
- Digital ad spending in China is projected to grow from $23.7 billion in 2014 to $57.2 billion in 2018[1]
- Matured market capable of supporting online ad spending business models

ComoTudoFunciona – How Stuff Works Brazil
www.hsw.uol.com.br

- 1.8 million monthly unique visitors
- 79% new and 21% returning visitors
- 2.3 million average monthly page views
- Digital ad spending in Brazil is projected to grow from $3.2 billion in 2014 to $4.9 billion in 2017[1]

[1]eMarketer.com
[2]leader.pptv.com/boxing

Sports & Live Action Entertainment

PPLive www.pplive.com

- *Leading streaming video platform in Asia*
- *36 million daily active users*
- *300 million downloads*

China's first live streaming boxing channel

- November 2013: Channel debuted in Asia with the Pacquiao v. Rios "Clash in Cotai" fight
- Official digital distributor in China, Taiwan, Hong Kong, South Korea, & Macau
- Total Views of live fight were over 5 times the number of U.S. Pay Per View audience
- Remark Media provided social media, marketing, brand partners, and sponsors

Since Chinese boxers medaled in the 2008 and 2012 Olympic Games, the sport's popularity has exploded in China. It is now the country's third-most popular spectator sport.



3.0 4.3 0.5 1.4 0.4 1.1 0.6 1.5 0.9 2.4 1.4 4.8 1.1 3.6 1.0 3.1 1.3 3.8 1.2 3.5 1.2 3.6 1.3 3.9 2.4 6.3 1.4 3.8
Nov13 Dec13 Jan Feb Mar Apr May Jun Jul Aug Sept Oct Nov Dec
Live Stream Fights
Video Content
2
Unique Views
Video Views

Investment Highlights

- ✓ Proven and experienced management team and Board
- ✓ Portfolio of businesses provides investor unique value and growth targeting the 18-34 year old
- ✓ Ownership in Sharecare has yet to be monetized
- ✓ Bikini.com has the first-mover advantage in the beach lifestyle sector
- ✓ Roomlia is well positioned to take market share in the mobile travel booking market
- ✓ Personal finance properties enjoy strong growth prospects
- ✓ KanKan provides a unique global social media platform

Thank You

Remark Media